CorEnergy Announces First Quarter 2021 Results, Dividends
KANSAS CITY, MO - May 10, 2021 - CorEnergy Infrastructure Trust, Inc. ("CorEnergy" or the "Company") today announced financial results for the first quarter, ended March 31, 2021.
First Quarter 2021 and Recent Highlights
•Effective February 1, 2021, CorEnergy acquired Crimson Midstream Holdings, LLC (“Crimson”) in exchange for total consideration of $344 million, including a 49.5 % voting interest and the right to the remaining voting interest upon regulatory approval.
•As part of the Crimson transaction, effective February 1, 2021, CorEnergy transferred its GIGS asset to the sellers of Crimson, terminated the lease of GIGS, and agreed to forgo collection efforts on past rents and to dismiss other claims against the tenant of GIGS.
•Also effective February 1, 2021, CorEnergy entered into an agreement to acquire Corridor, its external manager in exchange for CorEnergy equity securities (subject to stockholder approval as required by NYSE rules).
Management Commentary
"In the first quarter of 2021 CorEnergy created a critical infrastructure platform of energy pipelines and storage assets, subject to regulatory oversight," said Dave Schulte, Chief Executive Officer. "The Crimson management team retained substantially all of their value in equity securities, and the Corridor team agreed to internalize for equity. We created an industry leading platform to own and operate or lease infrastructure assets with desirable REIT characteristics and management alignment directly with our stockholders."
"The first quarter results include two months of Crimson operations in California, where volumes have continued to be constrained by the effects of the COVID-19 pandemic. We believe that a combination of a return to pre-COVID market conditions in California, near-term commercial opportunities and acquisition efficiencies will ultimately enable CorEnergy to increase our annualized common stock dividend from the current $0.20 per year to our target of $0.35-$0.40 per share. In the interim, our newly strengthened balance sheet provides coverage of our debt and preferred equity obligations, plus additional protection to our common equity holders through the potential subordination of dividends on common equivalent equity expected to be held by management upon approval of our stockholders."
"While we have just completed a significant transaction, we are already evaluating both asset and platform-level expansion opportunities. We believe CorEnergy is positioned to develop scale and further diversification, while participating in the ongoing energy transition in the United States, particularly within our footprint in California," continued Schulte. "While there is no assurance that acquisitions will be completed, the increase in prospective opportunities should enable us to provide stockholders with dividend stability with prospects for modest long-term growth."

First Quarter Performance Summary
First quarter 2021 reflects the adverse impact of the disposition of GIGS and related assets and costs, and only two months of activity from Crimson, which was acquired effective February 1, 2021. First quarter financial highlights are as follows:

	For the Three Months Ended
	March 31, 2021
		Per Share
	Total	Basic	Diluted
Net Loss (Attributable to Common Stockholders)[1]	$(14,609,243)	$(1.07)	$(1.07)
Net Cash Used In Operating Activities	$(2,481,161)
Adjusted Net Income[1]	$2,256,262
Cash Available for Distribution (CAD)[1]	$(4,338,401)
Adjusted EBITDA[2]	$8,087,066

Dividends Declared to Common Stockholders		$0.05

1 Adjusted Net Income excludes special items of $6.1 million which are not representative of on-going operations; however CAD has not been so adjusted. Reconciliations of Adjusted Net Income and CAD, as presented, to Net Loss and Net Cash Used In Operating Activities are included at the end of this press release. See Note 1 for additional information.
2 Adjusted EBITDA excludes special items of $6.1 million which are not representative of on-going operations. Reconciliation of Adjusted EBITDA, as presented, to Net Loss is included at the end of this press release. See Note 2 for additional information.
Dividend and Distribution Declarations
The Company currently expects all of its 2021 Common Stock and Preferred Stock dividends will be characterized as Return of Capital for tax purposes.
Common Stock: A first quarter 2021 dividend of $0.05 per share was declared for CorEnergy's common stock. The dividend will be paid on May 28, 2021, to stockholders of record on May 14, 2021.
Preferred Stock: For the Company's 7.375% Series A Cumulative Redeemable Preferred Stock, a cash dividend of $0.4609375 per depositary share was declared. The preferred stock dividend, which equates to an annual dividend payment of $1.84375 per depositary share, will be paid on May 28, 2021, to stockholders of record on May 14, 2021.
Class A-1 Units: For the Company's Series C Preferred stock, as if they were outstanding, a cash dividend which equates to 9% annually on the par value was declared from the period commencing April 1, 2021 ending on May 31, 2021, payable in cash as a distribution to holders of Class A-1 Units.
Class A-2 Units: For the Company's Series B Preferred stock, as if they were outstanding, a dividend which equates to 4% annually on the par value was declared from the period commencing April 1, 2021 ending on May 31, 2021, which the Company intends to pay as a distribution to holders of Class A-2 Units.

Outlook
CorEnergy updated the following outlook provided subsequent to its acquisition of Crimson California, with revenue and adjusted EBITDA guidance from the second half of 2021.
•Revenue expected to be $130-$135 million annualizing both CORR’s legacy assets and Crimson’s assets for the second half 2021
•Internalization of manager expected to result in approximately $2.0 million of annualized SG&A savings
•Combined adjusted EBITDA of $50-$52 million, on an annualized basis, beginning in the second half of 2021
•Maintenance capital expenditures expected to be in the range of $10-$11 million in 2021
•Current annualized dividend of $0.20, targeting $0.35-$0.40 upon a return to pre-COVID market conditions in California, with near term commercial opportunities providing upside
•Term Loan amortization scheduled at $8.0 million per year facilitates deleveraging to a target of < 4.0x Adjusted EBITDA by FYE 2022 to create financial flexibility and reduce risk
First Quarter Results Call
CorEnergy will host a conference call on Tuesday, May 11, 2021 at 2:00 p.m. Central Time to discuss its financial results. Please dial into the call at +1-201-689-8035 at least five minutes prior to the scheduled start time. The call will also be webcast in a listen-only format. A link to the webcast will be accessible at corenergy.reit.
A replay of the call will be available until 2:00 p.m. Central Time on June 11, 2021, by dialing +1-919-882-2331. The Conference ID is 40739. A webcast replay of the conference call will also be available on the Company’s website, corenergy.reit.
About CorEnergy Infrastructure Trust, Inc.
CorEnergy Infrastructure Trust, Inc. (NYSE: CORR, CORRPrA) is a real estate investment trust that owns and operates or leases regulated natural gas transmission and distribution lines and crude oil gathering, storage and transmission pipelines and associated rights-of-way. For more information, please visit corenergy.reit.

Forward-Looking Statements
This press release contains certain statements that may include "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical fact, included herein are "forward-looking statements." Although CorEnergy believes that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. Actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including, among others, failure to realize the anticipated benefits of the Transaction or Internalization; the risk that CPUC approval is not obtained, is delayed or is subject to unanticipated conditions that could adversely affect CorEnergy or the expected benefits of the Transaction, risks related to the uncertainty of the projected financial information with respect to Crimson, the failure to receive the required approvals by existing CorEnergy stockholders; the risk that a condition to the closing of the Internalization may not be satisfied, CorEnergy’s ability to consummate the Internalization, and those factors discussed in CorEnergy’s reports that are filed with the Securities and Exchange Commission. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this press release. Other than as required by law, CorEnergy does not assume a duty to update any forward-looking statement. In particular, any distribution paid in the future to our stockholders will depend on the actual performance of CorEnergy, its costs of leverage and other operating expenses and will be subject to the approval of CorEnergy’s Board of Directors and compliance with leverage covenants.
Notes
1Management uses CAD as a measure of long-term sustainable performance. Adjusted Net Income and CAD are non-GAAP measures. Adjusted Net Income represents net income (loss) adjusted for loss on impairment of property; (gain) loss on disposal of property; deferred rent receivable write-off; (gain) loss on extinguishment of debt and transaction-related costs. CAD represents Adjusted Net Income adjusted for depreciation, amortization and ARO accretion expense; amortization of debt issuance costs and income tax expense (benefit) less maintenance capital expenditures; preferred dividend requirements and mandatory debt amortization. Reconciliations of Adjusted Net Income and CAD to Net Loss and Net Cash Provided By (Used In) Operating Activities are included in the additional financial information attached to this press release.
2 Management uses Adjusted EBITDA as a measure of operating performance. Adjusted EBITDA represents net income (loss) adjusted for items such as loss on impairment of property; (gain) loss on disposal of property; deferred rent receivable write-off; (gain) loss on extinguishment of debt and transaction-related costs. Adjusted EBITDA is further adjusted for depreciation, amortization and ARO accretion expense; income tax expense (benefit) and interest expense. The reconciliation of Adjusted EBITDA to Net Loss is included in the additional financial information attached to this press release.

Contact Information:
CorEnergy Infrastructure Trust, Inc.
Investor Relations
Debbie Hagen or Matt Kreps
877-699-CORR (2677)
info@corenergy.reit

Source: CorEnergy Infrastructure Trust, Inc.

Consolidated Balance Sheets

	March 31, 2021	December 31, 2020
Assets	(Unaudited)
Property and equipment, net of accumulated depreciation of $25,260,543 and $22,580,810 (Crimson VIE: $335,865,029, and $0, respectively)	$441,213,095	$106,224,598
Leased property, net of accumulated depreciation of $227,265 and $6,832,167	1,298,763	64,938,010
Financing notes and related accrued interest receivable, net of reserve of $600,000 and $600,000	1,183,950	1,209,736
Cash and cash equivalents (Crimson VIE: $631,776 and $0, respectively)	18,839,994	99,596,907
Accounts and other receivables (Crimson VIE: $10,828,844 and $0, respectively)	15,275,036	3,675,977
Due from affiliated companies (Crimson VIE: $827,264 and $0, respectively)	827,264	—
Deferred costs, net of accumulated amortization of $60,142 and $2,130,334	1,082,205	1,077,883
Inventory (Crimson VIE: $1,690,158 and $0, respectively)	1,795,688	87,940
Prepaid expenses and other assets (Crimson VIE: $6,313,679 and $0, respectively)	8,424,488	2,054,804
Operating right-of-use assets (Crimson VIE: $6,097,344 and $0, respectively)	6,175,414	85,879
Deferred tax asset, net	4,308,976	4,282,576
Goodwill	1,718,868	1,718,868
Total Assets	$502,143,741	$284,953,178
Liabilities and Equity
Secured credit facilities, net of debt issuance costs of $1,732,515 and $0	$103,267,485	$—
Unsecured convertible senior notes, net of discount and debt issuance costs of $2,877,445 and $3,041,870	115,172,555	115,008,130
Asset retirement obligation	—	8,762,579
Accounts payable and other accrued liabilities (Crimson VIE: $14,225,232 and $0, respectively)	17,910,708	4,628,847
Management fees payable	608,246	971,626
Due to affiliated companies (Crimson VIE: $1,637,540 and $0, respectively)	2,053,170	—
Operating lease liability (Crimson VIE: $5,752,045 and $0, respectively)	5,800,866	56,441
Unearned revenue (Crimson VIE $315,000 and $0, respectively)	6,294,359	6,125,728
Total Liabilities	$251,107,389	$135,553,351
Commitments and Contingencies (Note 10)
Equity
Series A Cumulative Redeemable Preferred Stock 7.375%, $125,270,350 and $125,270,350 liquidation preference ($2,500 per share, $0.001 par value), 10,000,000 authorized; 50,108 and 50,108 issued and outstanding at March 31, 2021 and December 31, 2020, respectively	$125,270,350	$125,270,350
Common stock, non-convertible, $0.001 par value; 13,651,521 and 13,651,521 shares issued and outstanding at March 31, 2021 and December 31, 2020 (100,000,000 shares authorized)	13,652	13,652
Additional paid-in capital	336,750,132	339,742,380
Retained deficit	(327,926,126)	(315,626,555)
Total CorEnergy Equity	134,108,008	149,399,827
Non-controlling interest (Crimson)	116,928,344	—
Total Equity	251,036,352	149,399,827
Total Liabilities and Equity	$502,143,741	$284,953,178

Consolidated Statements of Operations (Unaudited)

	For the Three Months Ended
	March 31, 2021	March 31, 2020
Revenue
Transportation and distribution revenue	$21,295,139	$5,200,500
Pipeline loss allowance subsequent sales	1,075,722	—
Lease revenue	474,475	15,746,504
Deferred rent receivable write-off	—	(30,105,820)
Other revenue	195,162	26,307
Total Revenue (Loss)	23,040,498	(9,132,509)
Expenses
Transportation and distribution expenses	10,342,597	1,375,229
Pipeline loss allowance subsequent sales cost of revenue	948,856	—
General and administrative	9,836,793	3,076,143
Depreciation, amortization and ARO accretion expense	2,898,330	5,647,067
Loss on impairment of leased property	—	140,268,379
Loss on impairment and disposal of leased property	5,811,779	—
Loss on termination of lease	165,644	—
Total Expenses	30,003,999	150,366,818
Operating Loss	$(6,963,501)	$(159,499,327)
Other Income (Expense)
Other income	$63,526	$317,820
Interest expense	(2,931,007)	(2,885,583)
Loss on extinguishment of debt	(861,814)	—
Total Other Expense	(3,729,295)	(2,567,763)
Loss before income taxes	(10,692,796)	(162,067,090)
Taxes
Current tax expense (benefit)	27,867	(394,643)
Deferred tax expense (benefit)	(26,400)	369,921
Income tax expense (benefit), net	1,467	(24,722)
Net loss	(10,694,263)	(162,042,368)
Less: Net income attributable to non-controlling interest	1,605,308	—
Net loss attributable to CorEnergy Stockholders	$(12,299,571)	$(162,042,368)
Preferred dividend requirements	2,309,672	2,260,793
Net loss attributable to Common Stockholders	$(14,609,243)	$(164,303,161)

Loss Per Common Share:
Basic	$(1.07)	$(12.04)
Diluted	$(1.07)	$(12.04)
Weighted Average Shares of Common Stock Outstanding:
Basic	13,651,521	13,648,293
Diluted	13,651,521	13,648,293
Dividends declared per share	$0.050	$0.750

Consolidated Statements of Cash Flows (Unaudited)

	For the Three Months Ended
	March 31, 2021	March 31, 2020
Operating Activities
Net loss	$(10,694,263)	$(162,042,368)
Adjustments to reconcile net loss to net cash (used in) provided by operating activities:
Deferred income tax, net	(26,400)	369,921
Depreciation, amortization and ARO accretion	3,267,034	5,975,316
Loss on impairment of leased property	—	140,268,379
Loss on impairment and disposal of leased property	5,811,779	—
Loss on termination of lease	165,644	—
Deferred rent receivable write-off, noncash	—	30,105,820
Loss on extinguishment of debt	861,814	—
Non-cash lease expense	178,542	—
Loss on sale of equipment	—	3,958
Changes in assets and liabilities:
Deferred rent receivable	—	(247,718)
Accounts and other receivables	(344,371)	649,868
Financing note accrued interest receivable	(6,714)	—
Inventory	(26,111)	—
Prepaid expenses and other assets	(249,081)	(108,007)
Due (from) to affiliated companies, net	1,225,906	—
Management fee payable	(363,380)	3,953
Accounts payable and other accrued liabilities	(1,611,539)	(3,030,782)
Operating lease liability	(523,652)	—
Unearned revenue	(146,369)	(180,628)
Net cash (used in) provided by operating activities	$(2,481,161)	$11,767,712
Investing Activities
Acquisition of Crimson Midstream Holdings, net of cash acquired	(68,094,324)	—
Purchases of property and equipment, net	(4,625,511)	(13,031)
Proceeds from sale of property and equipment	79,600	—
Proceeds from insurance recovery	60,153	—
Principal payment on financing note receivable	32,500	32,500
Net cash (used in) provided by investing activities	$(72,547,582)	$19,469
Financing Activities
Debt financing costs	(2,735,922)	—
Repurchases of Series A preferred stock	—	(161,997)
Dividends paid on Series A preferred stock	(2,309,672)	(2,313,780)
Dividends paid on common stock	(682,576)	(10,238,640)
Advances on revolving line of credit	3,000,000	—
Payments on revolving line of credit	(3,000,000)	—
Principal payments on secured credit facilities	—	(882,000)
Net cash used in financing activities	$(5,728,170)	$(13,596,417)
Net change in Cash and Cash Equivalents	$(80,756,913)	$(1,809,236)
Cash and Cash Equivalents at beginning of period	99,596,907	120,863,643
Cash and Cash Equivalents at end of period	$18,839,994	$119,054,407

Consolidated Statements of Cash Flows (Unaudited)

	For the Three Months Ended
	March 31, 2021	March 31, 2020
Supplemental Disclosure of Cash Flow Information
Interest paid	$4,254,050	$4,334,215
Income taxes paid (net of refunds)	5,026	(467,407)

Non-Cash Investing Activities
In-kind consideration for the Grand Isle Gathering System provided as partial consideration for the Crimson Midstream Holdings acquisition	$48,873,169	$—
Crimson Credit Facility assumed and refinanced in connection with the Crimson Midstream Holdings acquisition	105,000,000	—
Equity consideration attributable to non-controlling interest holder in connection with the Crimson Midstream Holdings acquisition	115,323,036	—
Purchases of property, plant and equipment in accounts payable and other accrued liabilities	868,190	—

Non-Cash Financing Activities
Change in accounts payable and accrued expenses related to debt financing costs	$(235,198)	$—
Common stock issued upon exchange and conversion of convertible notes	—	419,129

Non-GAAP Financial Measurements (Unaudited)

The following table presents a reconciliation of Net Loss, as reported in the Consolidated Statements of Operations, to Adjusted Net Income and CAD (includes the Crimson Transaction from February 1, 2021 to March 31, 2021):

	For the Three Months Ended
	March 31, 2021	March 31, 2020
Net loss	$(10,694,263)	$(162,042,368)
Add:
Loss on impairment of leased property	—	140,268,379
Loss on impairment and disposal of leased property	5,811,779	—
Loss on termination of lease	165,644	—
Deferred rent receivable write-off	—	30,105,820
Loss on extinguishment of debt	861,814	—
Transaction costs	5,074,796	106,697
Transaction bonus	1,036,492	—
Adjusted Net Income, excluding special items	$2,256,262	$8,438,528
Add:
Depreciation, amortization and ARO accretion expense	2,898,330	5,647,067
Amortization of debt issuance costs	368,703	328,249
Income tax expense (benefit), net	1,467	(24,722)
Less:
Transaction costs	5,074,796	106,697
Transaction bonus	1,036,492	—
Maintenance capital expenditures	1,442,203	—
Preferred dividend requirements - Series A	2,309,672	2,260,793
Mandatory debt amortization	—	882,000
Cash Available for Distribution (CAD)	$(4,338,401)	$11,139,632

The following table reconciles net cash provided by (used in) operating activities, as reported in the Consolidated Statements of Cash Flow, to CAD (includes the Crimson Transaction from February 1, 2021 to March 31, 2021):

	For the Three Months Ended
	March 31, 2021	March 31, 2020
Net cash provided by (used in) operating activities	$(2,481,161)	$11,767,712
Changes in working capital	1,866,768	2,913,314
Loss on sale of equipment	—	(3,958)
Current tax expense (benefit)	27,867	(394,643)
Maintenance capital expenditures	(1,442,203)	—
Preferred dividend requirements	(2,309,672)	(2,260,793)
Mandatory debt amortization included in financing activities	—	(882,000)
Cash Available for Distribution (CAD)	$(4,338,401)	$11,139,632

Other Special Items:
Transaction costs	$5,074,796	$106,697
Transaction bonus	1,036,492	—

Other Cash Flow Information:
Net cash (used in) provided by investing activities	$(72,547,582)	$19,469
Net cash used in financing activities	(5,728,170)	(13,596,417)

The following table presents a reconciliation of Net Loss, as reported in the Consolidated Statements of Operations, to Adjusted EBITDA (includes the Crimson Transaction from February 1, 2021 to March 31, 2021):

	For the Three Months Ended
	March 31, 2021	March 31, 2020
Net loss	$(10,694,263)	$(162,042,368)
Add:
Loss on impairment of leased property	—	140,268,379
Loss on impairment and disposal of leased property	5,811,779	—
Loss on termination of lease	165,644	—
Deferred rent receivable write-off	—	30,105,820
Loss on extinguishment of debt	861,814	—
Transaction costs	5,074,796	106,697
Transaction bonus	1,036,492	—
Depreciation, amortization and ARO accretion expense	2,898,330	5,647,067
Income tax expense (benefit), net	1,467	(24,722)
Interest expense, net	2,931,007	2,885,583
Adjusted EBITDA	$8,087,066	$16,946,456